UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2025

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

755 Main Street, Building 4, Suite 3

Monroe, Connecticut 06468

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (458) 800-9154

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	EAST	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

The disclosure set forth in Item 3.02 is incorporated into this Item 1.01 by reference.

Item 3.02. Recent Sales of Unregistered Securities

Series G and Warrant Offering

On January 14, 2025, the Company entered into a Securities Purchase Agreement with accredited investors pursuant to which the Company sold units comprised of a total of 686,276 shares of Series G Convertible Preferred Stock (“Series G”) and five-year Warrants to purchase a total of 343,138 shares of the Company’s Common Stock for total gross proceeds of $350,000.

The offers and sales described above are part of the Company’s offering of up to a total of up to 9,878,040 shares of Series G and Warrants to purchase up to 4,939,020 shares of Common Stock for total gross proceeds of up to $5,037,800, which offering was increased from its original amount of up to $3,037,800 following approval by the Company’s Board of Directors on January 17, 2025. Since the offering of Series G shares and Warrants originally commenced on November 26, 2024, the Company has sold to accredited investors a total of 5,850,183 shares of Series G and Warrants to purchase 2,925,091 shares of Common Stock for total gross proceeds of $2,983,593. The Company intends to use the net proceeds, after deducting offering expenses and related costs, for working capital and general corporate purposes.

In connection with the foregoing, the Company entered into a Securities Purchase Agreement and Registration Rights Agreement with the investors. The terms of the Securities Purchase Agreement, Series G, Warrants, and related Registration Rights Agreement were previously disclosed in the Current Report on Form 8-K filed on December 3, 2024.

The offer and sale of the units were exempt from registration Section 4(a)(2) of the Securities Act of 1933 and Rule 506(b) promulgated thereunder.

The foregoing description of the terms of the Series G, the Warrants, the Securities Purchase Agreement, the Registration Rights Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the forms of the Series G, the form of Warrant, the form of Securities Purchase Agreement, and the form of Registration Rights Agreement, copies of which are filed or incorporated by reference as Exhibits 3(a)(1), 3(a)(2), 4(a), 10(a) and 10(b), respectively, to the Form 8-K filed on December 3, 2024 and are incorporated herein by reference.

Series G Issuance to Consultant

On January 21, 2025, the Company issued a consultant 264,796 shares of Series G as payment for past services, and may issue the consultant $10,000 per month of Series G or Common Stock (subject to shareholder approval) in lieu of cash payments.

The transaction was exempt from registration Section 4(a)(2) of the Securities Act of 1933 and Rule 506(b) promulgated thereunder.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 21, 2025, the Company filed with the Nevada Secretary of State a Certificate of Amendment to the Series G Certificate of Designations increasing the authorized shares of Series G from 6,000,000 shares to 11,000,000 shares. A copy of the Certificate of Amendment is filed as Exhibit 3(a)(3).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
3(a)(1)	Certificate of Designation of Series G Preferred Stock, filed on November 26, 2024	8-K	12/3/2024	3(a)(1)
3(a)(2)	Certificate of Correction of Series G Preferred Stock, filed on December 2, 2024	8-K	12/3/2024	3(a)(2)
3(a)(3)	Certificate of Amendment to Series G, filed on January 21, 2025				Filed
4(a)	Form of Warrant	8-K	12/3/2024	4(a)
10(a)	Form of Securities Purchase Agreement*	8-K	12/3/2024	10(a)
10(b)	Form of Registration Rights Agreement*	8-K	12/3/2024	10(b)
10(c)	Form of Termination Agreement				Filed
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules, appendices and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2025

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Geoffrey Gwin
Chief Executive Officer